Ticker Symbol By Class
	A	C	I
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

Supplement dated June 21, 2019

to the Prospectus dated March 1, 2019

Effective as of the close of business on July 12, 2019, sales and operations of Class A and Class C shares of the Miller Convertible Plus Fund and Miller Intermediate Bond Fund (together, the “Funds”) will be suspended. Class A and Class C shares will be converted into Class I shares. Accordingly, the Funds will no longer accept purchase orders from any investor for Class A and Class C shares. The Funds may recommence offering and operation of Class A and Class C shares in the future.

Class I shares of the Funds have the same share class expense structure that Class A and Class C do with the exception that: (1) Class I shares do not charge a Rule 12b-1 Distribution and Services fee; and (2) Class I Shares do not charge a front-end sales load on the amount invested. Please refer to the Funds’ Prospectus for general information regarding Class I shares.

Accordingly, all references to the Miller Convertible Plus Fund’s and Miller Intermediate Bond Fund’s Class A and Class C shares in the Prospectus will be removed.

Effective as of the close of business on July 12, 2019, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Intermediate Bond Fund’s (the Fund”) expense limitation applicable to Class A, Class C and Class I from 1.30%, 2.05% and 1.05% to 1.20%, 1.95% and 0.95%, respectively. Accordingly, the following sections of the Prospectus are revised as follows:

The following replaces the “Fees and Expenses of the Fund” portion of the “Miller Intermediate Bond Fund– Fund Summary” section on page 11 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%

Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.17%
Less: Advisory Fee Waiver and Reimbursement(1)	(0.22)%
Total Annual Fund Operating Expenses After Advisory Fee Waive and Reimbursement	0.95%
(1)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 28, 2020, to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 0.95% of the average daily net assets attributable to Class I shares (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$350	$622	$1,401

In addition, the second paragraph of the “Investment Advisor” subsection for the Miller Intermediate Bond Fund under the section entitled “Management of the Funds” on page 20 of the Prospectus has been supplemented with the following:

With respect to the Miller Intermediate Bond Fund, Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 0.95% of the average daily net assets attributable to Class I shares for Miller Intermediate Bond Fund (the “Expense Limitation”). From the Miller Intermediate Bond Fund’s inception through November 1, 2018, the expense limitation was set at 1.25% for Class I shares. From November 1, 2018 through July 12, 2019 the Miller Intermediate Bond Fund’s expense limitation was set at 1.05% for Class I shares. For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class of a given Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the during the thirty-six (36) month period following such reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with the applicable Expense Limitation. With respect to amounts reimbursed by Wellesley prior to the date on which such class commenced investment operations, Wellesley may seek recoupment during the thirty-six (36) months from the date on which the class commenced investment operations. The expense limitation agreement for the Miller Intermediate Bond Fund will continue until February 28, 2020 and may be terminated before that date only with the approval of the Fund’s Board of Trustees (the “Board”). Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of the Fund.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated March 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.